Exhibit 16

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the reorganization of Fiera Capital Small/Mid Cap Growth Fund, a series of Fiera Capital Series Trust, with and into the MainStay Fiera SMID Growth Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Alan R. Latshaw	Trustee	March 7, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the reorganization of Fiera Capital Small/Mid Cap Growth Fund, a series of Fiera Capital Series Trust, with and into the MainStay Fiera SMID Growth Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ David H. Chow	Trustee	March 7, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the reorganization of Fiera Capital Small/Mid Cap Growth Fund, a series of Fiera Capital Series Trust, with and into the MainStay Fiera SMID Growth Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Jacques P. Perold	Trustee	March 7, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the reorganization of Fiera Capital Small/Mid Cap Growth Fund, a series of Fiera Capital Series Trust, with and into the MainStay Fiera SMID Growth Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Karen Hammond	Trustee	March 7, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the reorganization of Fiera Capital Small/Mid Cap Growth Fund, a series of Fiera Capital Series Trust, with and into the MainStay Fiera SMID Growth Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Richard S. Trutanic	Trustee	March 7, 2023

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the reorganization of Fiera Capital Small/Mid Cap Growth Fund, a series of Fiera Capital Series Trust, with and into the MainStay Fiera SMID Growth Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Susan Biel Kerley	Trustee	March 7, 2023